ALLEGIANT FUNDS

                                    B Shares

             Supplement dated March 13, 2009 to the Prospectus dated
                   October 1, 2008, as previously supplemented

             This Supplement provides new and additional information
               beyond that contained in the Prospectus and should
                   be read in conjunction with the Prospectus.

CONVERSION OF CLASS B SHARES

The Board of Trustees of Allegiant Funds ("Allegiant") has approved the conversion of Class B Shares of each investment portfolio of Allegiant (the "Fund(s)") into Class A Shares of the same Fund (the "Conversion"). The Conversion will reduce expenses to shareholders and the fund complex and therefore is considered to be in the best interest of Class B shareholders. As a result of the Conversion, Class B Shares will be automatically exchanged for Class A Shares of the same Fund in an amount equal to the aggregate net asset value of each shareholder's Class B Shares holdings. Any applicable contingent deferred sales charge attributable to Class B Shares or sales charge attributable to Class A Shares will be waived for Shares exchanged or acquired in connection with the Conversion.

It is anticipated that the Conversion will be tax-free for federal income tax purposes, which means that holders of Class B Shares of each Fund would not have a taxable gain or loss on the conversion of their Shares. The Conversion will allow Class B shareholders to benefit from the lower expense structure associated with Class A Shares. The Board determined that the Conversion will not have a material adverse effect on the holders of either Class A Shares or Class B Shares.

The Conversion is expected to occur on or about April 6, 2009 (the "Conversion Date"). The B Shares Class was closed to investment on May 31, 2006. Existing Class B shareholders will continue to receive dividends and distributions in additional Class B Shares (unless they have elected to receive dividends and distributions in cash) until the close of business on the Conversion Date. Class B shareholders who wish to liquidate their shares prior to the Conversion Date should contact their financial advisor or the Funds at the number below by March 31, 2009. Class B Shareholders liquidating their shares prior to the Conversion Date may be assessed a contingent deferred sales charge. Copies of the Prospectus for Class A Shares may be obtained by contacting the Funds at www.allegiantfunds.com, by calling 1-800-622-FUND (3863), or by writing the Funds at P.O. Box 9795, Providence, Rhode Island 02940-9795.

Please contact Allegiant Funds at 1-800-622-FUND (3863) for more information.





          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                 ALLEGIANT FUNDS

                Supplement dated March 13, 2009 to the Statement
                     of Additional Information dated October
                       1, 2008, as previously supplemented

       This Supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.


CONVERSION OF CLASS B SHARES

The Board of Trustees of Allegiant Funds ("Allegiant"), approved the conversion of Class B Shares of each investment portfolio of Allegiant (the "Fund(s)") into Class A Shares of the same Fund (the "Conversion"). The Conversion will reduce expenses to shareholders and the fund complex and therefore is considered to be in the best interest of Class B shareholders. The Conversion is expected to occur on or about April 6, 2009 (the "Conversion Date").

Effective May 31, 2006 (the "Effective Date"), the B Shares Class was closed to investment. Existing shareholders will continue to receive dividends and distributions in additional Class B Shares (unless they have elected to receive dividends and distributions in cash) until the Conversion Date. Class B shareholders who wish to liquidate their shares prior to the Conversion Date should contact their financial advisor or the Funds at the number below by March 31, 2009. Class B Shareholders liquidating their shares prior to the Conversion Date may be assessed a contingent deferred sales charge.

As of the Conversion Date, all references to Class B Shares in the Statement of Additional Information will be deleted.

As of the Conversion Date, all reference to the Distribution Plan for Class B Shares under the heading "Distribution Plans and Related Agreement" in the section "ADVISORY, ADMINISTRATION, UNDERWRITING, CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS" in the Statement of Additional Information will be deleted.

Please contact Allegiant Funds at 1-800-622-FUND (3863) for more information.








          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE